 Exhibit 99.1

Rockley Photonics Reports First Quarter of Fiscal 2022 Financial Results

Collaboration Agreement Signed with Medtronic to Develop Next-Generation Wearable Healthcare Monitoring Devices, Utilizing Rockley’s Bioptx™ Biomarker Sensing Platform

VitalSpex™ Pro Biosensing Technology for Alcohol, Lactate, and Glucose Measurement Shipped to Tier-1 Customer

Baseline Band Design Confirmed, Working with Contract Manufacturers to Support Fourth Quarter 2022 Production Timeline

OXFORD, England and PASADENA, Calif. – May 12, 2022 – Rockley Photonics Holdings Limited (NYSE: RKLY), a global leader in photonics-based health monitoring and communications solutions, today announced its financial results for the first quarter ended March 31, 2022.

“We continue to make great progress on our biosensing platform, which we believe will provide a holistic view of a person’s health. This new, non-invasive, real-time solution has been designed to monitor multiple biomarkers, including heart rate, heart rate variation, respiratory rate, blood oxygen, core body temperature, hydration, blood pressure, alcohol, glucose, lactate, and more,” said Dr. Andrew Rickman, chairman and chief executive officer of Rockley. “I believe our product development programs remain on track, including the recently announced product milestone of shipping our VitalSpex Pro technology to an early-access, tier-1 consumer wearables customer. Our ongoing human studies are going well, achieving very compelling results for hydration as well as our other biomarkers. The progress that we’ve made supports our planned move into production in the second half of 2022 with our Baseline products, which can be leveraged in multiple use-cases including certain pre- and post-operative solutions for our medtech customers under general health and wellness guidance.”

“We are pleased to have completed the financing we separately announced earlier today. With this financing, we believe we will have the financial resources to advance our opportunities in consumer wearables and medtech,” said Mahesh Karanth, chief financial officer of Rockley. “We are focused on aligning the financial structure of the company to support the many opportunities for our biomarker sensing platform. We are committed to the efficient use of cash, correlating expenditures with initiatives tied to accelerating the commercialization of our consumer wearables and medtech products, which will allow us to reduce our cash burn in the second half of 2022. While we have made progress toward these efforts, it’s important to note that our cash burn for the quarter included a $7.5 million debt repayment and other items that we do not expect in future periods, including an anticipated reduction in expenses from our data communications business when it has been monetized”

Business Highlights:

•Medtronic Partnership Announced – In the first quarter, Rockley entered into a development partnership with Medtronic, a global leader in healthcare technology. The Company plans to collaborate with Medtronic to integrate Rockley’s recently announced Bioptx biomarker sensing platform, which includes the Company’s wearable band, cloud analytics, and AI, into Medtronic’s solutions for use across various healthcare settings. Rockley now has 17 customers, expanding significantly from five customers a year ago.

•VitalSpex Pro Device Shipped to Tier-1 Customer – The Company achieved an important milestone, shipping the enhanced, higher-performance Pro version of its VitalSpex biosensing technology to one of its early access, tier-1 consumer wearables customers. VitalSpex Pro solution biomarkers include alcohol, glucose and lactate in addition to the biomarkers provided by the Baseline solution.

•Baseline Band Design Confirmed – With plans to begin production in the second half of 2022, the Company finalized the design of its new Baseline band and began finalizing agreements with its contract manufacturers, building its supply chain and ecosystem as it moves to production. Initial shipments of Rockley’s Baseline band to customers are expected in the fourth quarter of 2022.

•Blood Pressure Milestone Reached – During the quarter, the Company announced the results of its pilot blood pressure human study for the development of a cuffless, non-invasive measurement on the wrist using Rockley’s biomarker sensing platform. The results demonstrated improved ability to observe blood pressure trends with Rockley’s approach as compared to results from LED-based solutions. The results also demonstrated strong correlation of the Rockley signal to commonly used electrocardiogram (ECG) equipment when measuring heart rate (HR) and heart rate variability (HRV), potentially providing an alternative method for measuring cardiovascular health. Additional human studies for blood pressure and other biomarkers are ongoing.

•Preliminary Results of Hydration Human Study Announced and Novel Index Introduced – The Company announced the results of its human study measuring hydration levels using Rockley’s non-invasive biomarker sensing platform. The study showed that its wearable device was able to correctly predict body dehydration in human subjects 99% of the time and detect a normal state of body water content (euhydration) 82% of the time. Rockley also announced that it has created a new measurement scale designed to provide a simple understanding of personal hydration levels.

•Industry Veteran Nicolaus Henke Named to Board of Directors – Having experience with top teams in leading health systems, medical device companies and pharmaceutical companies, Dr. Henke brings a wealth of strategy, operations and organizational experience as well as experience in artificial intelligence and machine learning. He founded McKinsey Analytics and chaired QuantumBlack, a McKinsey company that uses machine learning in applications for organizations including health systems.

First Quarter of Fiscal Year 2022 Financial Highlights:

(in millions except per share)	Three Months Ended
	March 31, 2022	December 31, 2021
Revenue	$1.0	$2.4
Gross profit	$(2.4)	$2.7
SG&A expense	$10.9	$12.4
R&D expense	$24.8	$12.6
Net loss	$(41.8)	$(14.7)
Net loss per share	$(0.33)	$(0.12)
Cash, cash equivalents, and investments at period end	$36.4	$81.4
Cash used in operations	$(38.8)	$(34.1)

Non-GAAP Financial Highlights:

SG&A expense	$9.5	$10.1
R&D expense	$21.2	$8.1
Net loss	$(36.2)	$(7.1)
Net loss per share	$(0.28)	$(0.06)
Adjusted EBITDA	$(34.0)	$(14.7)
A reconciliation of GAAP financial measures to non-GAAP financial measures is included in the financial statement tables included in this press release. For more information regarding the non-GAAP financial measures discussed in this press release, please see "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures" below.

Outlook for Fiscal Year 2022:

Revenue	$20 - $30 million

Actual results may differ materially from Rockley’s financial outlook as a result of several factors, including the factors described under “Cautionary Statement Regarding Forward-Looking Statements” below.

Conference Call Information
Rockley will host a conference call and webcast to discuss the first quarter results at 5:00 p.m. Eastern Time today, May 12, 2022. The live audio webcast along with accompanying presentation materials will be accessible on the Company’s Investor Relations website at investors.rockleyphotonics.com.

The U.S. dial-in for the call is 866-682-6100 or +1 862-298-0702 for international callers. Please reference access code 13729647. A replay of the conference call will be available until May 19, 2022, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on Rockley’s Investor Relations website for one year. The U.S. dial-in for the conference call replay is 877-660-6853 or +1 201-612-7415. The replay access code is 13729647.

Disclosure Information
In compliance with disclosure obligations under Regulation FD, Rockley announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls and webcasts, as well as the investor relations website.

About Rockley
A global leader in photonics-based health monitoring and communications solutions, Rockley is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications.
Formed in 2013, Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous Tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market.
To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “anticipate,” “believe,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expect,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “will,” “would” and other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) the potential of the Company’s solutions to improve individuals’ health and well-being and enable the transition from reactive to proactive healthcare; (b) the Company’s belief that its biosensing platform will provide a holistic view of a person’s health; (c) the Company’s belief that it will move to production in the second half of 2022; (d) the sufficiency of the Company’s financial resources, efficient use of cash and ability to reduce its cash burn (e) the anticipated and potential features, scope, goals, and benefits of the Company’s platform, products, technology, and partnerships with third parties; (f) financial projections, revenue and earnings guidance; (g) Rockley’s belief that photonics will eventually become as pervasive as micro-electronics; and (h) Rockley’s potential to support hyper-scale manufacturing, address a multitude of high-volume markets, and deliver the complex optical systems required to bring transformational products to market.
Forward-looking statements are subject to several risks and uncertainties (many of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the Company’s ability to achieve commercial production of its products and technology, including in a timely and cost-effective manner; (ii) the Company’s ability to achieve customer design wins, convert memoranda of understanding and development contracts into production contracts, and achieve customer acceptance of its products and technology; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) the Company’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated with any future financings; (v) legal and regulatory risks, including those related to its products and technology and any threatened or actual litigation; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) the Company’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) the Company’s financial performance; (ix) the impacts of COVID-19 on the Company, its customers and suppliers, its target markets, and the economy; (x) the Company’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in the Company’s stock price and the Company’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) the Company’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the Company’s current and future target markets; (xiv) intellectual property risks; (xv) the Company’s ability to compete successfully; (xvi) market opportunity and market demand for, and acceptance of, the Company’s products and technology, as well as the customer products into which the Company’s products and technology are incorporated; (xvii) risks related to international operations; (xviii) risks related to cybersecurity, privacy, and infrastructure; (xix) risks related to financial and accounting matters; (xx) general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; (xxi) the Company’s ability to realize the anticipated benefits of the business combination; (xxii) changes adversely affecting the businesses or markets in which the Company is engaged; and (xxiii) risks related to the Company’s backlog, including the risk that backlog may not translate into future revenue, as well as other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended 2021, and in other documents the Company files with the Securities and Exchange Commission in the future. The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on the Company’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and the Company does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

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First Quarter 2022 Financial Results

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Statements of Operations
(Unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2022	December 31, 2021	March 31, 2021
Revenue	$962	$2,408	$1,771
Cost of revenue	3,395	(326)	3,734
Gross profit	(2,433)	2,734	(1,963)
Operating expenses:
Selling, general, and administrative expenses	10,938	12,388	7,305
Research and development expenses	24,802	12,624	15,980
Total operating expenses	35,740	25,012	23,285
Loss from operations	(38,173)	(22,278)	(25,248)
Other income (expense):
Other expense	(14)	—	—
Interest expense, net	(2,653)	(2,868)	(147)
Gain (loss) on equity method investment	207	17	(163)
Change in fair value of debt instruments	—	—	(39,653)
Change in fair value of warrant liabilities	211	10,312	—
(Loss) gain on foreign currency	(1,228)	(31)	534
Total other income (expense)	(3,477)	7,430	(39,429)
Loss before income taxes	(41,650)	(14,848)	(64,677)
Provision for income tax	131	(141)	100
Net loss	$(41,781)	$(14,707)	$(64,777)

Net loss per share:
Basic and diluted	$(0.33)	$(0.12)	$(0.77)

Weighted-average shares outstanding:
Basic and diluted	128,443,050	127,355,926	83,883,581

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Balance Sheets
(Unaudited and in thousands, except share amounts and par value)

	March 31, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$11,863	$36,786
Short-term investments	18,072	26,965
Accounts receivable, net of allowance of $302 as of March 31, 2022 and December 31, 2021	830	1,359
Other receivables, net of allowance of $0 and $141 as of March 31, 2022 and December 31, 2021, respectively	49,249	47,462
Prepaid expenses and other current assets	6,749	6,802
Total current assets	86,763	119,374
Long-term investments	6,445	17,659
Property and equipment, net	10,075	10,187
Equity method investment	5,213	4,879
Intangible assets, net	3,048	3,048
Other non-current assets	7,784	7,683
Total assets	$119,328	$162,830

Liabilities and Shareholders’ Equity (Deficit)
Current liabilities
Trade payables	$4,458	$6,882
Accrued expenses	20,082	17,360
Debt, current portion	21,316	26,312
Other current liabilities	1,440	1,238
Total current liabilities	47,296	51,792
Warrant liabilities	3,266	3,477
Other long-term liabilities	3,366	3,743
Total liabilities	53,928	59,012

Shareholders’ equity (deficit)
Ordinary shares, $0.000004 par value; 12,417,500,000 authorized as of March 31, 2022 and December 31, 2021; 129,005,167 and 127,860,639 issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	—	—
Additional paid-in-capital	508,368	504,714
Accumulated other comprehensive loss	(291)	—
Accumulated deficit	(442,677)	(400,896)
Total shareholders’ equity (deficit)	65,400	103,818
Total liabilities and shareholders’ equity (deficit)	$119,328	$162,830

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Statements of Cash Flows
(Unaudited and in thousands)

	Three Months Ended
	March 31, 2022	December 31, 2021	March 31, 2021
Cash flows from operating activities:
Net loss	$(41,781)	$(14,707)	$(64,777)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,504	1,412	930
(Reversal) bad debt expense	(141)	443	377
Accretion of marketable securities to redemption value	(74)	(90)	—
Net realized loss on sale of marketable securities	(13)	—	—
Stock-based compensation	4,029	6,157	1,725
Change in equity-method investment	(334)	(23)	(113)
Change in fair value of debt instrument	—	—	39,653
Change in fair value of warrant liabilities	(211)	(10,312)	—
Changes in operating assets and liabilities:
Accounts receivable	529	(145)	2,243
Other receivables	(1,646)	(22,637)	(2,369)
Prepaid expenses and other current assets	53	2,991	(5,706)
Other non-current assets	49	(4,465)	(1,497)
Trade payables	(2,805)	516	1,972
Accrued expenses	2,223	5,146	843
Other current and long-term liabilities	(175)	1,615	1,820
Net cash used in operating activities	(38,793)	(34,099)	(24,899)
Cash flows from investing activities:
Purchase of property and equipment	(1,010)	(2,142)	(713)
Purchase of marketable securities	—	112	—
Proceeds from sale and maturities of marketable securities	19,903	5,000	—
Proceeds from maturity of marketable securities	—	156	—
Net cash provided by (used in) investing activities	18,893	3,126	(713)
Cash flows from financing activities:
Proceeds from convertible loan notes	—	—	76,723
Principal payments on long-term debt	(4,995)	(5,000)	—
Proceeds from exercise of options	579	563	137
Proceeds from issuance of warrants	—	—	263
Debt issuance costs incurred	—	—	(1,140)
Transaction costs	(248)	(2,995)	—
Withheld taxes paid on behalf of employees on net settled stock-based awards	(359)	—	—
Net cash (used in) provided by financing activities	(5,023)	(7,432)	75,983
Net (decrease) increase in cash and cash equivalents	(24,923)	(38,405)	50,371
Cash and cash equivalents:
Beginning of period	36,786	75,191	19,228
End of period	$11,863	$36,786	$69,599

Use of Non-GAAP Financial Measures
In addition to financial information presented in accordance with GAAP, this press release includes certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States, including: non-GAAP SG&A, non-GAAP R&D, non-GAAP net loss, non-GAAP net loss per share, and adjusted EBITDA, each of which is a non-GAAP financial measure. The Company defines non-GAAP SG&A as GAAP SG&A other than stock-based compensation, non-capitalized transaction costs and forgiveness of PPP loan, and non-GAAP R&D as GAAP R&D other than stock-based compensation. The Company defines non-GAAP net loss as net loss other than the non-GAAP cost of revenue adjustment, non-GAAP SG&A adjustment, and non-GAAP R&D adjustment (in each case as described above), and defines non-GAAP net loss per share as net loss other than non-GAAP adjustments noted above divided by weighted shares outstanding. The Company defined adjusted EBITDA as net loss before interest expense, taxes, depreciation and amortization, stock-based compensation, change in fair value of debt instruments and warrants, and non-capitalized transaction costs as the Company believes they are not indicative of its core operating performance. As noted below, none of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. The Company uses these non-GAAP measures to help assess its operating performance and operating leverage in its business, analyze its financial results, establish operational goals, develop operating budgets, and make strategic decisions. The Company also believes that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing its core business and results of operations over multiple periods with other companies in its industry, many of which present similar non-GAAP financial measures to investors, and to help analyze the Company’s cash performance.
Other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies. Further, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. Accordingly, these non-GAAP financial measures should be considered as supplemental in nature, should not be considered as the sole measure of the Company’s performance, and are not intended to be construed, and should not be considered, in isolation from, or as a substitute for, the comparable or related financial information calculated in accordance with GAAP.

Adjusted EBITDA (unaudited, in thousands):	Three Months Ended
	March 31, 2022	December 31, 2021	March 31, 2021
Net Loss	$(41,781)	$(14,707)	$(64,777)
Interest expense, net	2,653	2,868	147
Provision for income tax	131	(141)	100
Depreciation and amortization	1,504	1,412	930
EBITDA	(37,493)	(10,568)	(63,600)
Non-capitalized transaction costs*	—	83	961
Stock-based compensation	4,029	6,157	1,725
Change in equity method investment	(334)	(23)	(113)
Change in fair value of debt instruments	—	—	39,653
Change in fair value of warrant liabilities	(211)	(10,312)	—
Adjusted EBITDA	$(34,009)	$(14,663)	$(21,374)

Non-GAAP Net Income (unaudited, in thousands):	Three Months Ended
	March 31, 2022	December 31, 2021	March 31, 2021
Net Loss	$(41,781)	$(14,707)	$(64,777)
Cost of revenue adjustment	508	848	268
Selling, general and administrative adjustment	1,410	2,284	1,747
Research and development adjustment	3,615	4,520	1,601
Non-GAAP Net Loss	$(36,248)	$(7,055)	$(61,161)

Non-GAAP net loss per share:
Basic and diluted	$(0.28)	$(0.06)	$(0.73)

Weighted-average shares outstanding:
Basic and diluted	128,443,050	127,355,926	83,883,581

Non-GAAP - Cost of Revenue (unaudited, in thousands):	Three Months Ended
	March 31, 2022	December 31, 2021	March 31, 2021
Cost of revenue	$3,395	$(326)	$3,734
Adjustments:
Stock-based compensation	508	848	268
Non-GAAP Cost of revenue	$2,887	$(1,174)	$3,466

Non-GAAP - Selling, General and Administrative Expenses (unaudited, in thousands):	Three Months Ended
	March 31, 2022	December 31, 2021	March 31, 2021
Selling, general, and administrative expenses	$10,938	$12,388	$7,305
Adjustments:
Depreciation and amortization	561	515	377
Stock-based compensation	849	1,686	409
Non-capitalized transaction costs*	—	83	961
Non-GAAP selling, general and administrative expenses	$9,528	$10,104	$5,558

Non-GAAP - Research and Development Expenses (unaudited, in thousands):	Three Months Ended
	March 31, 2022	December 31, 2021	March 31, 2021
Research and development expenses	$24,802	$12,624	$15,980
Adjustments:
Depreciation and amortization	943	897	553
Stock-based compensation	2,672	3,623	1,048
Non-GAAP research and development expenses	$21,187	$8,104	$14,379

*Non-capitalized transaction costs include non-recurring expense related to the issuance of convertible loan notes and the Business Combination.